SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): March 1, 1996
                                                         -------------





                              COMFORCE Corporation
             (Exact name of registrant as specified in its charter)




                                    Delaware
                  --------------------------------------------
                  State or Other Jurisdiction of Incorporation




         1-6081                                           36-23262248
 ----------------------                                -----------------
 Commission File Number                                 I.R.S. Employer
                                                       Identification No.





 2001 Marcus Avenue, Lake Success, NY                        11042
 --------------------------------------                    --------
 Address of principal executive offices                    Zip Code

 Registrant's telephone number, including area code:   (516) 352-3200



                                 Not Applicable
--------------------------------------------------------------------------------
Former name, former address and former fiscal year, if changed since last report

Item 2.           Acquisition of Assets
                  ---------------------

                  On January 18, 1996, COMFORCE Corporation "COMFORCE" or the "Registrant") announced it had entered into a letter of intent to acquire Williams Communication Services ("Williams"), a privately owned company engaged in the technical staffing, consulting and outsourcing business. See Registrant's Form 8-K dated January 18, 1996.

                  On March 1, 1996, COMFORCE Global, Inc., a wholly-owned subsidiary of COMFORCE, executed a definitive purchase agreement (the "Purchase Agreement") and completed the acquisition of substantially all of the assets of Williams (except for certain current assets retained by Williams), for consideration consisting of cash of $2,000,000 and contingent rights to future payments based on earnings over a four year period. The Purchase Agreement has been filed as an Exhibit hereto.

                  The Acquisition of Williams was funded principally by a $2.25 million revolving credit facility established with Chase Manhattan Bank. The Loan Agreement has been filed as an exhibit hereto.


Item 7.           Financial Statements and Exhibits
                  ---------------------------------

                  a)       Financial Statements of Business Acquired

                           As of the date of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements as required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K as soon as practicable, but no later than 60 days after March 16, 1996.

                  (b)      Pro Forma Financial Information

                           As of the date of this Current Report on Form 8-K, it impracticable for the Registrant to provide the financial statements as required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K as soon as practicable, but not later than 60 days after March 16, 1996.

                  (c)      Exhibits
                           --------

                           99.1  Press Release dated March 5, 1996

                           10.1 Purchase Agreement among COMFORCE Global, Inc., Williams Communications Services,Inc. and Bruce Anderson

                           10.2 Loan Agreement among COMFORCE Global, Inc. and Chase Manhattan Bank




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.



                                                       COMFORCE CORPORATION
                                                       --------------------
                                                            Registrant



Dated:  March 13, 1995                                 CHRISTOPHER P. FRANCO
----------------------                                 ------------------------
                                                       Executive Vice President